SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant     |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement     |_| Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        RUSH FINANCIAL TECHNOLOGIES, INC.
________________________________________________________________________________
              (Name of Registrant as Specified In Its Certificate)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1)  Title of each class of securities to which transaction applies:


    (2)  Aggregate number of securities to which transaction applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


    (4)  Proposed maximum aggregate value of transaction:


    (5)  Total fee paid:

      ____________________________________________________________________
|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

      ____________________________________________________________________

                        RUSH FINANCIAL TECHNOLOGIES, INC.

                                    NOTICE OF

                         ANNUAL MEETING OF SHAREHOLDERS

                                  To be held on

                            Wednesday, June 15, 2005


         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of RUSH FINANCIAL TECHNOLOGIES, INC. ("RSHF" or the "Company") will be held on Wednesday, June 15, 2005 at 10:00 a.m., local time, at One Galleria Tower, Suite 375, 13355 Noel Road, Dallas, Texas 75240 for the following purposes:

         1) To elect one Class III director for the ensuing two years, and one Class I director for the ensuing three years;

         2) To ratify the appointment of KBA Group LLP as the Company's auditors;

         3) To ratify and approve the Long-Term Incentive Plan previously approved by the Board of Directors; and

         4) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

         Only holders of record of Common Stock of the Company on April 29, 2005 will be entitled to notice of and to vote at the meeting. For a period of at least ten days prior to the meeting a complete list of shareholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at One Galleria Tower, 13355 Noel Road, Suite 300, Dallas, Texas 75240.

                                            By Order of the Executive Committee



                                            /s/ D. M. (Rusty) Moore, Jr.
                                            ------------------------------------
                                            D. M. (Rusty) Moore, Jr.
                                            Chairman and Chief Executive Officer


May 13, 2005
________________________________________________________________________________
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY FURNISHING WRITTEN NOTICE TO THAT EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                        RUSH FINANCIAL TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS


                                  June 15, 2005


         The Board of Directors of Rush Financial Technologies, Inc. ("RSHF" or the "Company") furnishes this proxy statement in connection with a solicitation of proxies. The proxies solicited in connection with this proxy statement will be used at the annual meeting of shareholders of the Company to be held on Wednesday, June 15, 2005 at 10:00 a.m., local time, at One Galleria Tower, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein.

         The Company's principal executive office is located at One Galleria Tower, 13355 Noel Road, Suite 300, Dallas, Texas 75240, and its telephone number is 972-450-6000.

         At the close of business on, Friday, April 29, 2005 (the "Record Date"), the Company had outstanding and entitled to vote 28,198,278 shares of Common Stock, $.01 par value (the "Common Stock"). The holders of record of such shares on such date will be entitled to one vote at the annual meeting for each share held by them. The presence, in person or by proxy of holders of a majority of the outstanding shares of Common Stock entitled to vote at the annual meeting will constitute a quorum for the vote of Common Stock.

         The Company's Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission (the "SEC"), without exhibits, is being mailed to the Company's shareholders with this Notice and Proxy Statement on or about May 16, 2005. The Company will, upon written request of any stockholder, furnish without charge a copy of the exhibits to the Form 10-KSB will be provided upon written request and payment of an appropriate processing fee. Please address all such requests to the Company, Attention of Mrs. Sharron Kuzma, Director of Corporate Governance and Investor Relations, One Galleria Tower, 13355 Noel Road, Suite 300, Dallas, Texas 75240.


                             REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, Suite 300, 13355 Noel Road, Dallas, Texas 75240, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                            MATTERS TO BE ACTED UPON

         As of the date of this proxy statement, the Board of Directors of the Company knows of no other matters other than Proposals 1 through 3, described below, which are likely to be presented for consideration at the annual meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting. Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. An abstention or non-vote on a matter will not be counted for purposes of determining whether the required vote necessary to approve such matter was received. The shares of Common Stock present in person or represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the meeting, regardless of how or whether such shares are voted on any specific proposal.

Proposal 1 - Election of Directors

         At the annual meeting, the holders of Common Stock will be asked to elect two classes of one member of the Board of Directors. Directors will be elected by a plurality of votes cast.

Proposal 2 - Ratification of Appointment of Auditors

         At the annual meeting, the holders of Common Stock will be asked to ratify the Board of Directors' appointment of KBA Group LLP as the Company's independent auditors for the years ending December 31, 2004 and December 31, 2005. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock present and voting at the annual meeting, is necessary to ratify such appointment. Accordingly, if a shareholder abstains from voting certain shares on the proposals or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have no effect on the vote.

Proposal 3 - Ratification of Long-Term Incentive Plan

         At the annual meeting, the holders of Common Stock will be asked to approve the Long-Term Incentive Plan.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the meeting, two classes of one director are to be elected to hold office until the 2007 and 2008 annual meeting of shareholders, or until their successors are elected and qualified. The Company's Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, equal or approximately equal in number, serving staggered three year terms, and that the number of directors constituting the Board of Directors shall be not less than three nor more than twenty-one, as established by resolution of the Board of Directors or by the vote of holders of at least 66 2/3% of the Common Stock. Following the annual meeting, the Board of Directors will consist of five members, with three classes of equal or nearly equal membership.

         Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxies FOR the election of the nominees named below unless authorization is withheld on the proxy. Management does not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by management.

         The enclosed form of proxy provides a means for holders of Common Stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees, or to write in and vote for other nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of Common Stock does not specify otherwise, the shares represented by such shareholder's proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by management.

         The Board of Directors recommends a vote FOR the two nominees to the Board of Directors identified below.


MANAGEMENT

Directors, Director Nominees and Executive Officers

         The following table provides information as of the date of this document, with respect to each of the Company's directors continuing in office, nominees for director and executive officers, and certain key employees of the Company, as well as their respective ages and positions:

                                                                 Served as Executive
                                                                 Officer, Director or
         Name             Age    Position                        Key Employee Since
         ----             ---    --------                        --------------------

DIRECTOR NOMINEES:
------------------

Class III Nominee, with Term Expiring in 2007

Gayle C. Tinsley           74    Director, Vice Chairman                    1998


Gayle C. Tinsley has served as a Director since April 1998, and from April 1998 to September 2001 was also Chief Operations Officer of the Company. Since October 2001 he has served as Chief Operating Officer of CW Dalcan Management Services, Ltd., a real estate management company that owns and operates multiple commercial buildings in Texas and Louisiana. Mr. Tinsley has more than 30 years of senior management experience with high tech companies ranging in size from startup to Fortune 500 Corporations. Among his most prominent achievements is the development of the Automated Teller Machine now widely used around the world as an indispensable standard in the banking industry. Mr. Tinsley has also served as a consultant to small businesses in the areas of business and marketing plan development and capital funding. He has held positions as Vice President of Sales, Marketing and Technical Services of VMX Corporation, former President and Chief Executive Officer of Docutel/Olivetti Corporation, and various management positions with Xerox Corporation, Recognition Equipment, Inc. and IBM Corporation, where he began his business career. He received both his B.S. and Master's Degrees from East Texas State University, now Texas A & M University, Commerce.

Class I Nominee with Term Expiring in 2008

Russell N. Crawford        48    Director

Russell N. Crawford is a Class I director nominee. Since 2001 Mr. Crawford has served as Vice President and Chief Marketing Officer of Mills Electrical Contractors, a division of Integrated Electrical Services, Inc., in Dallas, Texas. His long career in the electrical services industry has included, among other executive and management positions, the founding and serving as President of Crawford Electric Supply Company in Dallas, Texas from 1986 to 1997. Mr. Crawford holds a B.S. degree in Biology and Chemistry from Stephen F. Austin University.

DIRECTORS CONTINUING IN OFFICE:
-------------------------------

Class II Directors with Terms Expiring in 2006

Charles B. Brewer          56    Director                                   2004
D. M. (Rusty) Moore, Jr.   55    Chairman, Chief Executive                  1990
                                    Officer and President
Stephen B. Watson          57    Director                                   2004

Charles B. Brewer was elected as a Director in January 2004. Mr. Brewer serves as President and Chairman of Buckingham Senior Living Community, Inc., a non-profit corporation that operates a retirement and assisted living community in Dallas and is developing one in Houston. Mr. Brewer is an attorney and has served as a director of a number of publicly traded companies. He has been principally employed for the last 10 years in restructuring financially troubled companies on behalf of various creditor groups. Mr. Brewer holds B.A. and J.D. degrees from Southern Methodist University.

D. M. (Rusty) Moore, Jr. is the primary founder and Chief Executive Officer of Rush Financial Technologies, Inc., and has been President since its formation in 1990. Mr. Moore is a 26-year veteran of the insurance and investment industry. He formerly served as Branch Manager, Regional Vice President, Senior Vice President and National Sales Director, and received numerous awards for outstanding sales management performance with Primerica Financial Services, now a division of CitiGroup. He is a 1971 graduate from Southern Methodist University with a B.B.A. in Marketing.

Stephen B. Watson was elected as a Director in January 2004. Mr. Watson is the International Chairman of Stanton Chase International, an executive search firm, having previously served as Managing Director of the Dallas office since December 2001. Prior to Stanton Chase, Mr. Watson was a managing partner at Russell Reynolds Associates, a senior partner at Heidrick & Struggles, and the technology practice leader and Board member of Ray & Berndtson. Mr. Watson previously served as Chairman, President and CEO of Micronyx, a leading supplier of security products, spent nine years at Tandem Computers as a regional director, and over 13 years at Burroughs Corporation, where he held various management positions. Mr. Watson received his B.S. degree in electrical engineering from the University of Wisconsin, and his M.B.A. from Southern Methodist University.

OTHER EXECUTIVE OFFICERS OR KEY EMPLOYEES:
------------------------------------------

Tony Benton                38    President and Chief Technology Officer,    2004
                                    RushGroup Technologies, Inc.
T. Scott Brooks            42    President, RushTrade Securities, Inc.      2004
Sharron Y. Kuzma           52    Director of Corporate Governance and       2004
                                    Investor Relations
Shawn McConnell            31    Director of Marketing, RushTrade           2002
                                    Securities, Inc.
Richard K. Rainbolt        42    Sr. Project Coordinator, RushGroup
                                    Technologies, Inc.                      1999
Randy Rutledge             55    Chief Financial Officer and Secretary      2001
Bruce E. Zucker            55    Former President, RushTrade
                                    Securities, Inc.                        2003


         Tony Benton joined RushGroup Technologies, Inc. in March 2004 via the acquisition of LostView Development Corp. with over 14 years of experience in the software development industry, and was appointed President and Chief Technology Officer of the Company's technology subsidiary in November 2004. Mr. Benton founded Reliance Technologies, a company that provided contract-programming staff to organizations such as Lockheed-Martin, Fourth Shift, SAP, ARCO, Litton, Hilton Hotels and United Media. After selling Reliance Technologies to CyberQuest, Inc., Mr. Benton joined Market Power, Inc. and developed the company's stock market quantitative analysis decision enhancement system, The Wave on Wall Street, now known as WizeTrade. Market Power was acquired by AccessBroker.com, where Mr. Benton was responsible for assembling the complete technology team and the development of one of the first Java-based stock market direct execution systems. Mr. Benton founded LostView Development Corp., an early stage technology company that developed parsers to capture, aggregate and distribute quotations directly from the exchanges. Mr. Benton received a B.S. in Computer Engineering from Texas A&M University in 1991.

         T. Scott Brooks joined RushTrade Securities, Inc. in November of 2004 with over twenty years of experience in the securities industry, and was named its President in January 2005. He previously served as President of Online Securities, Inc., with operations in both Europe and the U.S. He formerly served as President of Brokerage Services for Momentum Securities, Inc., a direct access firm acquired by TradeScape, Inc., now a division of E*Trade Financial. Mr. Brooks has been a key member of firms such as Goldman Sachs, Texas First Brokerage, and Kemper Securities. He brings to RushTrade extensive experience in Options Trading, Institutional Sales Trading and Retail Direct-Access Trading, customer support and operations.

         Sharron Y. Kuzma joined the Company in March 2004 as Director of Corporate Governance, and subsequently was also named Director of Investor Relations. Mrs. Kuzma was formerly the Assistant Corporate Secretary and head of the Corporate Secretary Department of Pioneer Natural Resources Company, where she worked for 13 years in the Legal Department. Her specialized experience in Corporate Governance and Corporate Secretary matters are critical to today's publicly traded company. Mrs. Kuzma is a member of the Society of Corporate
Secretaries and Governance Professionals, the National Investor Relations Institute, and the National Association of Stock Plan Professionals.

         Shawn D. McConnell has served as RushTrade Securities, Inc.'s Director of Marketing since March 2002. Mr. McConnell has over five years experience in the direct access online trading Industry. From January 2001 to June 2001, Mr. McConnell was a Vice President with Brookstone Trading, a direct access trading firm in Westwood, California. He holds a B.S. in Finance from the University of Massachusetts.

         Richard K. Rainbolt was Director of Software Development of RushGroup Technologies, Inc. from September 1999 through November 2004, and now serves as its Senior Project Coordinator. With a total of over 20 years experience in personal computers and hardware design, he has designed several products for both the consumer and commercial markets. Mr. Rainbolt has worked on a diverse range of products and technologies, ranging from new Internet technologies and Windows applications to point-of-sales terminals, consumer satellite receivers and Space Station science payload controllers. Mr. Rainbolt has also served as an engineering consultant to: NASA, Schlumberger, TEC, Ensoniq, Southwest Energy Controls, Union Pacific Railroad, Weathermatic Controls, Pande Resources and others.

         Randy Rutledge has served as a Director since January 2001, as Chief Financial Officer and Secretary since January 2002, and as a consultant to the Company since January 2002. He was the founder and President of Skyhawk Transportation Services, a freight-forwarding firm from 1981 and until 2001. He became a CPA in 1978 and holds a B.B.A. from Southern Methodist University and a M.B.A. from the University of North Texas.

         Bruce E. Zucker served as President of RushTrade Securities, Inc. from January 2003 through December 2004. From November 1996 to August 2002, he was President and Chief Executive Officer of MyDiscountBroker, an online brokerage firm recently acquired by Ameritrade. Under his leadership, MyDiscountBroker opened more than 50,000 accounts, with assets exceeding $500 million, within five years of launch, and was ranked as high as 4th by Kiplinger's and 7th by Gomez Advisors. He has been featured in articles in leading publications such as The Wall Street Journal, USA Today, Barron's and Fortune, and has been interviewed by CNBC television. Prior to MyDiscountBroker, Mr. Zucker served as Branch Manager for Southwest Securities, Inc. Mr. Zucker received a B.A. in Political Science from The University of Texas at Austin.

Committees of Directors

         The Board of Directors has the following committees with members for the ensuing years following the election of Directors:

         Committee                                      Members
         ---------                                      -------

         Executive                                      D. M. (Rusty) Moore, Jr.
                                                        Charles B. Brewer
                                                        Gayle C. Tinsley

         Audit                                          Charles B. Brewer
                                                        Russell N. Crawford 1

         Compensation and Management Development        Stephen B. Watson
                                                        Russell N. Crawford 1

         Nominating and Corporate Governance            Charles B. Brewer
                                                        Russell N. Crawford 1
                                                        Stephen B. Watson

         The Executive Committee conducts the normal business operations of the Company except for certain matters reserved to the Board of Directors. It reviews and makes recommendations to the Board of Directors regarding the size, organization, membership requirements, compensation and other practices and policies of the Board. The Committee also reviews and makes recommendations to

_______________________
1 Mr. Crawford is expected to be appointed to this committee if elected to the board at the annual meeting.

the Board of Directors regarding the Company's public affairs policies and practices, including its policies with respect to environmental compliance, employee safety and health, and equal employment opportunities.

         The Audit Committee recommends to the Board of Directors the firm of certified public accountants that will be appointed to serve as the independent auditors of the Company's annual financial statements. The Committee meets with representatives of that accounting firm to review the plan, scope and results of the annual audit, and the recommendations of the independent accountants regarding the Company's internal accounting systems and controls. Additional information regarding the functions performed by the Audit Committee and its membership is set forth in the "Audit Committee Charter" that is posted on the Company's website at www.rushfintech.com and attached hereto as Exhibit "A." The Company has been unable to locate an individual who is a qualified Financial Expert, and also meets the independence criteria. The Company continues to search for qualified individuals who meet all of the standards for independence and also have the background necessary for audit committee responsibilities.

         The Compensation and Management Development Committee is intended to periodically review the compensation, employee benefit plans and fringe benefits paid to, or provided for, executive officers of the Company, and approve the annual salaries, bonuses, stock option awards and restricted stock awards of the Company's executive officers. The Compensation and Management Development Committee is also intended to administer the Company's Long-Term Incentive Plan and oversee the Company's succession planning. Additional information regarding the functions to be performed by the Compensation and Management Development Committee and its membership is set forth in the "Compensation and Management Development Committee Charter" that is posted on the Company's website at www.rushfintech.com.

         The Nominating and Corporate Governance Committee is intended to identify individuals qualified to become Board members, and recommend to the Board the director nominees for election at the annual meetings of shareholders, or for appointments to fill vacancies. The Nominating and Corporate Development Committee is also intended to recommend to the Board director nominees for each committee of the Board, advise the Board about appropriate composition of the Board and its committees, and advise and assist the Board in implementing appropriate corporate governance practices. Additional information regarding the functions to be performed by the Nominating and Corporate Governance Committee and its membership is set forth in the "Nominating and Corporate Governance Committee Charter" that is posted on the Company's website at www.rushfintech.com.

Attendance at Meetings

         During 2004, there were two (2) regular meetings and eight (8) special telephonic meetings of the Board of Directors, four (4) meetings of the Audit Committee and three (3) meetings of the Executive Committee. While the Board of Directors appointed a Compensation and Management Development Committee and a Nominating and Corporate Governance Committee in 2004, those committees had not yet adopted a charter, and as a result, the Board of Directors, in its entirety, served as the Compensation and Management Development Committee and the Nominating and Corporate Governance Committee in 2004. Each director attended at least 75% of the meetings of the Board and those committees of which he was a member.

Compensation of Directors

         The Company does not provide additional compensation to Directors who are employed by the Company, but pays each non-employee director a fee of $500 for each Board meeting attended, and automatically grants to each non-employee director non-qualified stock options for 10,000 shares of common stock per year.

Executive Compensation

         For the fiscal years ended December 31, 2004, 2003 and 2002, the Chief Executive Offers and other executive officers of the Company making more than $100,000 received the following cash compensation for services rendered to the Company. See "Executive Compensation - Employment Agreements" on page 37 of our Form 10-KSB for a description of compensation arrangements entered into by the Company with certain of its executive officers.


                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------
                                                                  Long-Term
                                                                Compensation-
Name and Principal                              Sales      Securities Underlying
Position                   Year    Salary    Commissions    Options or Warrants
------------------------   ----   --------   -----------   ---------------------
D.M. (Rusty) Moore, Jr.    2004   $107,867   $    49,550                   -
Chief Executive Officer,   2003     97,396        38,483             300,000
President and Director     2002    128,475         5,500                   -

Bruce E. Zucker            2004     64,908         3,000                   -
former President of        2003    100,000         3,432             200,000
RushTrade Securities, Inc. 2002          -             -                   -

--------------------------------------------------------------------------------

         AGGREGATED OPTION/WARRANT/GRANT/SAR EXERCISES IN LAST FISCAL YEAR AND FY-ENDED
                                 OPTION/WARRANT/GRANT/SAR VALUE
------------------------------------------------------------------------------------------------------
                                                  Number of Securities       Value of Unexercised In-
                                                  Underlying Unexercised     The-Money
                                                  Options/Warrants/Grants/S  Options/Warrants/Grants/S
                                                  ARs at 2004 FYE#           ARs at 2004 FYE$
                                                  -------------------------  -------------------------
                           Shares
                          Acquired      Value
Name                     on Exercise  Realized $  Exercisable/Unexercisable  Exercisable/Unexercisable
-----------------------  -----------  ----------  -------------------------  -------------------------
D.M. (Rusty) Moore, Jr.           -   $       -         411,222/30,000                 $-/$-
Bruce E. Zucker                   -           -         180,000/20,000                  -/-
------------------------------------------------------------------------------------------------------

Employment Agreements

         In 1998 we entered into an employment agreement with D. M. (Rusty) Moore, Jr. for a three-year period that is renewed monthly. Such agreement is terminable only upon death, disability or for good cause, including resignation. Upon termination for any other reason, he is entitled to receive three year's severance pay, a total of $525,000. The employment agreement also provides for an automobile expense allowance, expense account and private club membership. Currently, Mr. Moore's base salary is $175,000 annually, of which Mr. Moore has agreed to defer $46,525 in 2002 and $85,000 for 2003 and $68,333 in 2004. The
contract does not call for any bonus of stock grants or options. We have entered into one-year employment agreements with Mr. Benton and Mr. Nivin related to the LostView acquisition, which renewed on March 1, 2005 on a month-to-month basis. We have entered into a one-year employment agreement with Mr. Brooks, which renews on October 1, 2005 on a month-to-month basis. Each of the Employment Agreements with Messrs. Benton, Nivin and Brooks establish salary and bonus provisions only.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 15, 2006 (including exercisable options), for (1) each person known by us to own beneficially 5% or more of the common stock, (2) each of our directors, executive officers and key managers (3) all of our directors, executive officers and key managers as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified in the table possesses sole voting and investment power with respect to its or his shares. The addresses of all such persons are in care of the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                              AS OF APRIL 20, 2005


                                                                    Percentage
Name                                    Note         Shares          of Class
----------------------------------    --------    ------------     ------------
D. M. (Rusty) Moore, Jr.                 (1)        1,836,141           6.5%
Charles B. Brewer                        (2)          480,066           1.7%
Russell N. Crawford                                         -           0.0%
Gayle C. Tinsley                         (3)          259,899           0.9%
Stephen B. Watson                        (4)          280,066           1.0%
James (Tony) Benton                                   800,000           2.8%
T. Scott Brooks                          (5)           55,000           0.2%
Sharron Y. Kuzma                         (5)          100,000           0.4%
Shawn D. McConnell                       (6)          142,250           0.5%
Richard K. Rainbolt                      (7)          572,230           2.0%
Randy Rutledge                           (8)          395,167           1.4%
Bruce E. Zucker                          (9)          387,500           1.4%
Dewey M. Moore, Sr.                     (10)        2,955,057          10.5%
Bonanza Master Fund, Ltd.               (11)        9,583,334          34.0%
Robert P. Ross, Jr.                     (12)        1,226,005           4.3%
Eyal Shahar                             (13)        2,933,039          10.4%
All directors, executive officers
    and 5% owners as a group            (14)       21,339,087          75.7%

       (1) Includes options to purchase 447,055 shares of Common Stock, 100,000 shares held as joint tenants with Mr. Moore's father, and 7,629 shares held of record by Mr. Moore's spouse.
       (2) Includes options to purchase 10,000 shares of Common Stock and Bonds convertible into a maximum of 466,666 shares of Common Stock.
       (3)    Includes options to purchase 230,000 shares of Common Stock.
       (4) Includes options to purchase 10,000 shares of Common Stock and $40,000 in 12% Senior Secured Convertible Bonds convertible into a maximum of 233,337 shares of Common Stock.
       (5)    Includes options to purchase 50,000 shares of Common Stock.
       (6)    Includes options to purchase 75,000 shares of Common Stock.
       (7)    Includes options to purchase 185,000 shares of Common Stock.
       (8)    Includes options to purchase 320,000 shares of Common Stock.
       (9)    Includes options to purchase 200,000 shares of Common Stock.
       (10) Includes 62,214 shares of Common Stock owned by Mr. Moore's spouse and warrants to purchase 300,000 shares of Common Stock.
       (11)   Includes warrants to purchase 4,791,667 shares of Common Stock.
       (12) Includes $100,000 in Bonds convertible into a maximum of 666,667 shares of Common Stock, and 83,333 shares of Common Stock owned by a limited partnership controlled by Mr. Ross.
       (13) Includes warrants to purchase 880,000 shares of Common Stock, options to purchase 200,000 shares of Common Stock, 1,262,565 shares owned by a corporation controlled by Mr. Shahar, and a maximum of 590,474 shares from Convertible Debentures.
       (14) Includes options, warrants and convertible instruments to purchase 8,324,199 shares of Common Stock.

                             AUDIT COMMITTEE REPORT

         The Audit Committee and is responsible for developing and monitoring the Company's audit program. Additionally, the Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee also receives and reviews the reports and findings and other information presented to them by the Company's officers regarding financial reporting and practices. The Audit Committee is comprised of Messrs. James E. Keller, Chairman, and Charles
B. Brewer. On April 15, 2005 the Audit Committee approved and adopted a written Charter which was also approved by the Board of Directors on that date.

          The Audit Committee reviewed and discussed the annual financial statements with management and the independent auditors. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the auditors concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the auditors the contents of such materials, the auditors' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

         The Audit Committee's responsibility is to monitor and review the Company's financial reporting process, including its system of internal controls and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

Certain Relationships and Related Transactions

         During 2001 the Company borrowed $250,000 at 9% interest from Mr. Dewey Moore Sr., the father of Company President Dewey Moore, Jr. The transaction was approved by unanimous vote of the Company's Board of Directors, except that Mr. Moore Jr. abstained from discussion and voting. The loan was secured by a pledge of intellectual property rights on the Company's RushTrade online trading software. Further, the loan was accompanied by the grant of warrants to purchase 50,000 shares of Company common stock at $0.50 per share. In December 2001, the Company repaid $200,000 of this loan. In conjunction with these transactions, Mr. Moore Sr. acquired 142,304 shares of the Company's common stock for $23,907, and 25,000 shares of the Company's Series 2002A preferred stock for $250,000. During 2002, Mr. Moore Sr. converted the $250,000 of Series 2002A preferred stock into the Bonds. The remaining balance of the loan of $50,000 was also converted into the Bonds during 2002. On December 31, 2003, Mr. Moore Sr. elected to convert the $300,000 of Bonds, the accrued and unpaid interest from the Bonds and the accrued and unpaid dividends on the 2002A preferred stock into 2,469,753 shares of the Company's common stock. The Company did not issue the shares of common stock until the first quarter of 2004, thus at December 31, 2003, the amount owed to Mr. Moore Sr. remained a liability of the Company.

         A relative of the Chief Executive Officer purchased a Bond totaling $15,000 during 2003. The relative also converted $10,000 of preferred stock into the Bonds during 2003. On December 31, 2003 the relative elected to convert the $25,000 of Bonds, accrued and unpaid dividends and interest into 187,914 shares of common stock. The Company did not issue the shares of common stock until the first quarter of 2004, thus at December 31, 2003 the Company has a $25,000 liability to the relative of Mr. Moore recorded.

         During 2003 the Chief Financial Officer and relatives of the Chief Financial Officer purchased $12,500 in the Bonds, and elected to convert the Bonds and accrued and unpaid interest into 85,597 shares of common stock on December 31, 2003. The Company did not issue the shares of common stock until the first quarter of 2004, and accordingly at December 31, 2003 the amounts are recorded as a liability to the CFO and relatives of the CFO.

         During 2002 the Company issued convertible notes to two directors of the Company totaling $318,333. See additional discussion in Note 16. These notes remained unpaid at December 31, 2004.

         During the year ended December 31, 2003, the Company received advances from related parties totaling $100,000. The advances are non-interest bearing and unsecured. $65,000 of the advances was received from relatives of the Chief Executive Officer and $35,000 was received from an entity controlled by a member of the Board of Directors. During 2003 the Company repaid $30,000 of the advances and $15,000 was converted into the Bonds. At December 31, 2003, the Bonds were elected to be converted into common stock. The stock was not issued until the first quarter of 2004, thus this amount is presented as a liability at December 31, 2003. Of the outstanding advances of $55,000 at December 31, 2003, $35,000 was settled through the issuance of 233,333 shares of common stock during the first quarter of 2004 having a fair market value on the date of issuance of $116,667. The Company recorded a loss of $81,667 for the settlement of this liability. An additional advance of approximately $30,000 was received from a relative of the Chief Executive Officer in 2004. The additional advance of $30,000 and the remaining advance of $20,000 from 2003 were repaid by the issuance of 250,000 shares of common stock having a fair market value of $50,000 on the date of issuance.

Under U.S. securities laws, directors, certain executive officers, and persons holding more than 10% of the Company's common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and the Company must identify in this Proxy Statement those persons who did not file these reports when due. Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, the Company is not aware of any person, other than as set forth below, who at any time during the fiscal year ended December 31, 2004, was a director, officer, or beneficial owner of more than ten percent of the Common Stock of the Company, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 during such fiscal year:

     o On April 4, 2005, Mr. Tony Benton filed the requisite Form 3 reflecting his November 17, 2004 appointment as an Executive Officer of a Subsidiary and his ownership of 800,000 shares of our common stock.

     o On October 12, 2004 Bonanza Master Fund Ltd filed the requisite Form 4 reflecting their September 30, 2004 purchase of 1,250,000 shares of our common stock and 1,250,000 warrants.

     o On September 8, 2004 Mr. Charles B. Brewer filed the requisite Form 3 reflecting his January 26, 2004 appointment as a Director of the Company and disclosed the ownership of 70 convertible bonds. On September 8, 2004 Mr. Brewer filed the requisite Form 4 reflecting the award of 1,316 shares of our common stock and 10,000 nonqualified stock options issued on January 26, 2004, and on March 22, 2005, Mr. Brewer filed the requisite Form 4 reflecting the award of 2,083 shares of our common stock issued on November 17, 2004.

     o Mr. David C. Demas, a former director, filed the requisite Form 4 on February 1, 2005 reflecting the award of 1,316 shares of our common stock and 10,000 nonqualified stock options issued on January 26, 2004, and on March 22, 2005, he filed the requisite Form 4 reflecting the award of 2,083 shares of our common stock issued on November 17, 2004.

     o Mr. James E. Keller filed the requisite Forms 4 for the following: (i) the award of 1,316 shares of our common stock and 10,000 nonqualified stock options issued on January 26, 2004 which was reported on September 3, 2004, (ii) the purchase of 10,000 shares of our common stock on August 30, 2004 which was reported on September 3, 2004,
          (iii) the award of 2,083 shares of our common stock issued on November 17, 2004 which was reported on March 22, 2005, and (iv) the purchase of 5,000 shares of our common stock on December 30, 2004 which was reported on January 10, 2005.

     o    Mr. Daniel L. Ritz, Jr. filed the requisite Forms 4 for the following:
          (i) reflecting the sale of 10,000 shares of our common stock sold on January 20, 2004 which was reported on July 23, 2004, (ii) the sale of 38,500 shares of our common stock sold on January 23, 2004 which was reported on July 23, 2004, (iii) the award of 1,316 shares of our common stock and 10,000 nonqualified stock options issued on January 26, 2004 which was reported on July 23, 2004, and (iv) the award of 2,083 shares of our common stock issued on November 17, 2004 and was reported on April 8, 2005.

     o On February 4, 2005 Mr. Gayle C. Tinsley filed the requisite Form 4 reflecting the award of 1,316 shares of our common stock and 10,000 nonqualified stock options issued on January 26, 2004, and on March 22, 2005, Mr. Tinsley filed the requisite Form 4 reflecting the award of 2,083 shares of our common stock issued on November 17, 2004.

     o On September 24, 2004 Mr. Stephen B. Watson filed the requisite Form 4 reflecting the award of 1,316 shares of our common stock and 10,000 nonqualified stock options issued on January 26, 2004, and on March 22, 2005, Mr. Watson filed the requisite Form 4 reflecting the award of 2,083 shares of our common stock issued on November 17, 2004.

                                   PROPOSAL 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed KBA Group LLP to serve as the Company's independent auditors for the years ending December 31, 2004 and December 31, 2005, subject to ratification by the shareholders. The shareholders are being asked to ratify the Board's appointment. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to ratify such appointment.

         On March 1, 2003, King Griffin & Adamson PC changed their name to KBA Group LLP. The name change made it necessary for King Griffin & Adamson PC to resign as the independent auditors for the Company. The Board of Directors then appointed the new entity, KBA Group LLP, to serve as independent auditors. There were no material disagreements with King Griffin & Adamson during their engagement.

         KBA Group LLP will have a representative present at the shareholders meeting and will be available for questions. The Company has extended an invitation to KBA Group LLP to make a presentation to the shareholders if they wish.

Independent Registered Public Accounting Firm's Fees

Pre-Approval Policy and Procedures

        The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company's independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

        From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

         The following table summarizes the fees KBA Group LLP, the Company's independent registered public accounting firm, billed the Company for each of the last two fiscal years for audit services and billed to the Company in each of the last two fiscal years for other services:

                                                   2004          2003
                                               -----------   -----------
                                                   KBA           KBA
                                                Group LLP     Group LLP
                                               -----------   -----------

        Audit fees                             $   139,343   $    86,050
        Audit related fees                               -             -
                                               -----------   -----------
        Total audit and audit related fees         139,343        86,050
        Tax fees                                         -             -
        All other fees                                   -             -
                                               -----------   -----------
        Total                                  $   139,343   $    86,050
                                               ===========   ===========

         The Board of Directors recommends a vote FOR ratification of the appointment of KBA Group LLP as the Company's independent auditors for the fiscal years ending December 31, 2004 and December 31, 2005.

                                   PROPOSAL 3
                        RATIFICATION AND APPROVAL OF THE
           RUSH FINANCIAL TECHNOLOGIES, INC. LONG-TERM INCENTIVE PLAN

         The Board of Directors has approved a resolution to adopt the Rush Financial Technologies, Inc. Long-Term Incentive Plan (the "Plan"). On December 15, 2004, our Board determined that it is in the best interests of the Company and the best interests of our shareholders to adopt the Plan in order to attract and retain certain key employees, and reserved shares of the Company's Common Stock for issuance thereunder in an amount equal to (a) ten percent of the total number of shares of Common Stock Equivalents outstanding from time to time minus
(b) the total number of shares of Stock subject to outstanding awards on the date of calculation under any other stock-based plan for employees or directors of the Company and its Subsidiaries, subject to shareholder approval.

         If Proposal 3 is not approved, certain Plan benefits will not be available for Plan award recipients, although the Company will still be able to make awards under the Plan. The shareholders are being asked to approve the Plan, a copy of which is attached. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock outstanding as of the Record Date is necessary to approve the Plan.

         Below are summaries of the principal provisions of the Plan, which summaries are qualified in their entirety by reference to the full text of the Plan. The full text of the Plan is attached as Exhibit "B" to this proxy statement.

                            LONG-TERM INCENTIVE PLAN

Purpose

         The purpose of the Plan is to provide an incentive for Employees, directors, and certain consultants and advisors of the Company or its Subsidiaries to remain in the service of the Company or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company and its Subsidiaries.

Administration

         The Board of Directors shall administer the Plan with respect to all Eligible Individuals, or may delegate all or part of its duties under this Plan to the Compensation Committee or to any officer or committee of officers of the Company, subject in each case to such conditions and limitations as the Board of Directors may establish. Subject to the express provisions of the Plan and any applicable law with which the Company intends the Plan to comply, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan, including without limitation to adopt and observe such procedures concerning the counting of awards against the Plan and individual maximums as it may deem appropriate from time to time; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the amount of cash and the number of shares of Stock, Options, Stock Appreciation Rights, Restricted Stock Awards, or Performance Units, or any combination thereof, that shall be the subject of each Award; and
(d) to determine the terms and provisions of each Award Agreement.

Shares Subject to the Plan

         Subject to the provisions of Paragraph 2.6 and Section 10 of the Plan, the aggregate number of shares of Stock that the Company may have subject to outstanding Awards at one time under the Plan shall be an amount equal to (a) ten percent of the total number of shares of Common Stock Equivalents outstanding from time to time minus (b) the total number of shares of Stock subject to outstanding awards on the date of calculation under any other stock-based plan for employees or directors of the Company and its Subsidiaries. As of December 15, 2004, this amount was 2,252,274. Shares issued pursuant to the Plan may be either un-issued shares of Common Stock or reacquired shares of Common Stock held in treasury.

Term of Awards

         The following is a description of the permissible terms of Awards under the Plan. Individual Award grants may be more restrictive.

         Exercise Price. The exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option. The exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the greater of (a) the par value per share of the Stock or (b) eighty-five percent of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

         Method of Exercise. Each Option shall be exercisable only by written, recorded electronic or other notice of exercise in the manner specified by the Committee from time to time, delivered to the Company or to the Person designated by the Committee during the term of the Option, which notice shall
(a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by the Holder of the Option or by the person authorized to exercise the Option in the event of the Holder's death or disability, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised.

         Termination of Employment. Subject to the certain provisions of the Plan, if a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than Normal Retirement or that Holder's death or Disability, then the following provisions shall apply to all Awards held by that Holder that were granted because that Holder was an Employee:

         (a) If the termination is by the Holder's employer, then the following provisions shall apply: (i) if the termination is in breach of the terms and provisions of any written employment agreement between that Holder and the Holder's employer, then all Awards held by that Holder shall become immediately exercisable, all restrictions on those Awards shall immediately lapse, and the Awards shall survive the termination of employment; or (ii) if the termination is not in breach of the terms and provisions of any written employment agreement between that Holder and the Holder's employer (or if there is no existing written employment agreement between that Holder and the Holder's employer), then that portion, if any, of any and all Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by that Holder which are exercisable (or for which restrictions have lapsed) as of the date of such termination shall survive such termination.

         (b) If such termination is by the Holder, then the following provisions shall apply: (i) if the termination is in breach of the terms and provisions of any written employment agreement between that Holder and the Holder's employer or if there is no existing written employment agreement between that Holder and the Holder's employer, then any and all Awards held by that Holder, whether or not then exercisable and whether or not restrictions thereon have lapsed (except in full), shall become null and void as of the date of the termination; or (ii) if the termination is in accordance with a right of termination granted to a Holder pursuant to the terms and provisions of any written employment agreement between that Holder and his employer, then all Awards held by that Holder shall become immediately exercisable (and all restrictions thereon shall lapse) and shall survive the termination of employment.

With respect to any Option or Stock Appreciation Right that survives the termination of employment pursuant to Paragraph 11.1 of the Plan, the right to exercise that Option or Stock Appreciation Right shall terminate in all cases on the 180th day following the last date of employment with the Company or its Subsidiary.

         Death. Upon the death of a Holder, then any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the Holder's death shall become null and void as of the date of death; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of death shall be exercisable by that Holder's legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Award, or (b) 180 days following the date of the Holder's death. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. Except as expressly provided in certain provisions of the Plan, all Awards held by a Holder shall not be exercisable after the death of that Holder.

         Disability. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that termination for Disability shall become null and void as of the date of termination; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of that termination shall survive the termination for its original term and shall be exercisable by the Holder, his guardian, or his legal representative. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, "Disability" shall mean a physical or mental impairment of sufficient severity that, in the opinion of the Company, either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Company or its Subsidiaries and that impairment or condition is cited by the Company as the reason for termination of the Holder's employment.

         Transferability. In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder's lifetime only by that Holder or by that Holder's guardian or legal representative. An Award requiring exercise shall not be transferable other than by will or the laws of descent and distribution, except as permitted in accordance with certain provisions of the Plan.

Adjustments

         Subject to the terms and conditions and within the limitations of the Plan, in the event the outstanding shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, stock dividend, or transaction having similar effect, the total number of shares set forth shall be proportionately and appropriately adjusted by the Committee.

Modification, Extension and Renewal of Awards

         Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards or accept the surrender of outstanding Awards (to the extent not theretofore exercised) granted under the Plan or under any other plan of the Company or a Subsidiary, and authorize the granting of new Awards pursuant to the Plan in substitution therefore, and the substituted Awards may bear such different or additional terms and conditions as the Committee shall deem appropriate within the limitations of the Plan. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Holder, adversely affect the rights or obligations of such Holder.

Compliance with Rule 16b-3

         It is intended that the provisions of the Plan and any Award shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect on April 1, 1997 and as amended, or any successor provisions, as it relates to persons subject to the reporting requirements of Section 16(a) of such Act. Any agreement granting an Award shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such rule as it relates to such Act, such provision shall be deemed to be modified so as to be in compliance with such rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to such Grantee.

                             INCENTIVE STOCK OPTIONS

Terms of Incentive Stock Options

         Each Incentive Stock Option granted under the Plan shall be exercisable only during a Term fixed by the Committee; provided, however, that the Term shall end no later than 10 years after the date the Incentive Stock Option is granted.

Limitation on Options

         The aggregate Fair Market Value of Common Stock (determined at the time the Incentive Stock Option is granted) subject to Incentive Stock Options granted to an employee under all plans of the employee's employer corporation and its Parent or Subsidiary corporations and that become exercisable for the first time by such employee during any calendar year may not exceed an amount the value of which would be equivalent to the annual salary of the Chief Executive Officer.

Special Rule for Ten Percent Shareholder

         If at the time an Incentive Stock Option is granted, a participant owns stock of more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its Parent or any of its Subsidiaries, as determined using the attribution rules of Section 425(d) of the Code, then the terms of the Incentive Stock Option shall specify that the option price shall be at least 110% of the Fair Market Value of the stock subject to the Incentive Stock Option and such Incentive Stock Option shall not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

                           NONQUALIFIED STOCK OPTIONS

         In addition to the other requirements of the Plan, each Nonqualified Stock Option granted shall be exercisable only during a Term fixed by the Committee.

         The Company recognizes that certain persons who receive Nonqualified Stock Options may be subject to restrictions regarding their right to trade Common Stock under applicable securities laws. Such may cause Optionee's exercising such Options not to be taxable under the provisions of Section 83(c) of the Code. Accordingly, Optionee's exercising such Nonqualified Stock Options may consider making an election to be taxed upon exercise of the Option under
Section 83(b) of the Code and to effect such election will file such election with the Internal Revenue Service within thirty (30) days of exercise of the Option and otherwise in accordance with applicable Treasury Regulations.

Tax Matters

         In accordance with SEC rules, the following description of tax matters relating to the Plan is provided. In general, a participant has no taxable event at the time of grant of an option, but will realize ordinary income at the time of exercise in an amount equal to the difference between the exercise price and the fair market value of the stock at the time of exercise. The company will be entitled to a corresponding deduction. In the case of Incentive Stock Options, the participant may not recognize ordinary income at the time of exercise (except for purposes of the alternative minimum tax) if he or she observes certain holding period requirements, in which case when the shares are sold the entire gain over the exercise price will be taxable at capital gains rates, and the company will not be entitled to a deduction. The recipient of a restricted stock unit award has no taxable event at the time of grant, but will realize ordinary income at the time such award is settled in an amount equal to the cash and/or the fair market value of the shares received in such settlement, and the company will be entitled to a corresponding deduction.

                              ADDITIONAL PROVISIONS

         Compliance with Other Laws and Regulations. The Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (b) the completion of any registration or qualification or exemption of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

         Amendments. The Board of Directors may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by shareholders, may (a) increase the total number of shares which may be issued under the Plan or to any individual under the Plan, (b) reduce the Option price for shares which may be purchased pursuant to Options under Section 5 of the Plan, (c) extend the period during which Awards may be granted, or (d) change the class of Participants to whom Awards may be granted, except as provided in the Plan. Other than as expressly permitted under the Plan, no outstanding Award may be revoked or altered in a manner unfavorable to the Grantee without the consent of the Grantee.

         No Rights as Shareholder. No Grantee shall have any rights as a shareholder with respect to any share subject to his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

         Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax liability in such form as the Company may determine or accept in its sole discretion, including payment by surrender or retention of shares of Common Stock prior to the delivery of any certificate or certificates for such shares.

         Continued Employment Not Presumed. This Plan and any document describing this Plan and the grant of any Award hereunder shall not give any Optionee or other Participant a right to continued employment or directorship by the Company or its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate the employment or directorship of any such person with or without cause.

         Effective Date Duration. The Plan shall become effective as of the date of stockholder approval and shall expire ten years thereafter. However, pending the receipt of such approval, the Committee may grant options provided such options contain a provision delaying vesting until receipt of stockholder approval. No Awards may be granted under the Plan after its termination, but Awards granted on or before that date may be exercised according to the terms of the related agreements and shall continue to be governed by and interpreted consistent with the terms hereof.

         The Board of Directors recommends a vote FOR approval of the Company's Long-Term Incentive Plan.

                          SHAREHOLDER PROPOSALS FOR THE
                       2006 ANNUAL MEETING OF SHAREHOLDERS

Deadline for Submission of Stockholder Proposals
------------------------------------------------

        Proposals of Shareholders intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Company at its principal executive office at One Galleria Tower, 13355 Noel Road, Suite 300, Dallas, Texas 75240, not later than December 15, 2005 for inclusion in the proxy statement for that meeting.

        Shareholders who wish to make a proposal at the 2006 Annual Meeting of Shareholders other than one that will be included in the Company's proxy materials should notify the Company no later than December 15, 2005 and no earlier than December 1, 2006. If a stockholder who wished to present a proposal fails to notify the Company by this date, the proxies that management solicits for that meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before that meeting. If a stockholder makes timely notification, the proxies may still exercise discretionary authority under circumstances consistent with the Securities and Exchange Commission's proxy rules.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         KBA Group LLP has served as the Company's principal independent public accountant since 2002, and has been appointed by the Company to serve in 2004 and 2005, subject to ratification by the shareholders at the annual meeting.


                                  OTHER MATTERS

         The Company will pay the cost of solicitation of proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and employees of the Company may solicit the return of proxies by telephone, telegram or personal interviews.

                                           By Order of the Executive Committee



                                            /s/ D. M. (Rusty) Moore, Jr.
                                           -------------------------------------
                                           D. M. (Rusty) Moore, Jr.
                                           President and Chief Executive Officer

May 13, 2005


                               Common Stock Proxy
                        Rush Financial Technologies, Inc.
    This Common Stock Proxy is Solicited on Behalf of the Board of Directors


         The undersigned hereby (1) acknowledges receipt of the Notice of Annual
Meeting of  Shareholders  ("the Meeting") of Rush Financial  Technologies,  Inc.
(the  "Company") to be held at One Galleria  Tower,  Suite 375, 13355 Noel Road,
Dallas, Texas 75240, on Wednesday, June 15, 2005, beginning at 10:00 a.m., local time, and the Proxy Statement in connection therewith, and (2) appoints D. M.
(Rusty) Moore, Jr. and Randy Rutledge, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

         I, the undersigned, direct that this proxy be voted as follows:

1.   ELECTION OF DIRECTORS:

[ ] FOR all nominees listed below          [ ] WITHHOLD AUTHORITY to vote for   [ ] ABSTAIN
(except as marked to the contrary below)       all nominees listed below         from voting


     [ ] Gayle C. Tinsley as Class III director
     [ ] Russell N. Crawford as Class I director

(To vote for any other individual nominee, write that nominee's name on the line provided below.)
________________________________________________________________________________

2. RATIFY APPOINTMENT OF KBA GROUP L.L.P. AS THE COMPANY'S AUDITORS FOR 2004 AND 2005

     [ ] FOR ratification    [ ] AGAINST ratification   [ ]  ABSTAIN from voting

3.   RATIFY LONG-TERM INCENTIVE PLAN

     [ ] FOR ratification    [ ] AGAINST ratification   [ ]  ABSTAIN from voting

4. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

         This proxy will be voted as specified above if not revoked prior to the Meeting. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for the ratification in items 2, 3 and 4 above.

         The undersigned may revoke this proxy at any time and hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

         If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

Please date, sign and mail this proxy to the Company.

Date __________________________, 2005


-----------------------------------          -----------------------------------
Signature of Shareholder                     Signature of Shareholder

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

                                   Exhibit "A"

                        RUSH FINANCIAL TECHNOLOGIES, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I      Purpose

       The Audit Committee of Rush Financial Technologies, Inc. (the "Company") (the "Committee") is appointed by the Company's Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities by:

       A.     overseeing  the   reliability   and  integrity  of  the  Company's
              financial statements, accounting policies, and financial reporting and disclosure practices,

       B. overseeing the Company's compliance with legal and regulatory requirements,

       C.     overseeing   the   independent   auditor's    qualifications   and
              independence,

       D.     overseeing  the  performance  of  the  Company's   internal  audit
              function and any independent internal auditors,

       E. overseeing the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established,

       F. Review and appraise the audit efforts of the Company's independent auditors and internal auditing department (reference to internal auditors or the internal audit department in this Charter shall include both internal audit activities and functions conducted by employees of the Company or by outside auditors engaged for such purposes); and, where appropriate, replace the independent auditors or internal audit department,

       G. Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditors or department, and the Board, always emphasizing that the independent auditors are ultimately accountable to the Committee and the Board, and

       H. Prepare annually the report the SEC rules require be included in the annual proxy statement relating to its annual meeting of shareholders, and

       I.     Such other duties as are directed by the Board.

Consistent with this Purpose, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II     Composition

       The Committee shall be comprised of three or more Directors, as determined by the Board or a nominating committee of the Board, none of whom shall be an affiliate of the Company or an employee or a person who receives any compensation from the Company other than fees paid for service as a Director. The members of the Committee shall be elected by the Board or a nominating committee of the Board annually and shall serve until their successors shall be duly elected and qualified. Each member shall be "independent" as defined from time to time by the listing standards of the NASDAQ and by applicable regulations of the Securities and Exchange Commission (the "SEC") and shall meet any other applicable independence requirements of the NASDAQ and SEC. Accordingly, the Board shall determine annually whether each member is free from any relationship that may interfere with his or her independence from management and the Company. No member shall serve on an audit committee of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

       Each member shall be (or shall become within a reasonable time after appointment) financially literate, and at least one member shall be a "financial expert" as defined from time to time by applicable regulations of the SEC. Members of the Committee may enhance their familiarity with finance and accounting principles by participating in educational programs that the Company or an outside consultant conducts.

       Notwithstanding the foregoing membership requirements, no action of the Committee shall be invalid by reason of any such requirement not being met at the time such action is taken.

III    Meetings and Structure

       The  Committee  shall  meet at least  four  times per year to review  the financial information of the Company, consistent with its duties and responsibilities, and as many additional times as the members deem necessary. As a part of its effort to foster open communications, the Committee should meet at least annually with management, the director of the internal auditing department, and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

       Unless the Board designates a Chair of the Committee, the members of the Committee shall, by majority vote of the full Committee membership, appoint one member of the Committee as chairperson. He or she shall be responsible for leadership of the Audit Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board. The chairperson will also maintain regular liaison with the Chief Executive Officer, the Chief Financial Officer, the lead audit partner of the Company's independent auditors and the Company's internal auditor.

IV     Accountability of the Independent Auditors

       The independent auditors are accountable to the Committee. The Committee shall have the sole authority and responsibility with respect to the selection, engagement, compensation, oversight, evaluation and, where appropriate, dismissal of the Company's independent auditors. The Committee, or a member thereof, must pre-approve any non-audit service provided to the Company by the Company's independent auditors.

V      Authority and Responsibilities

       The Committee shall have the authority to take all actions it deems advisable to fulfill its responsibilities and duties. The Committee shall have the authority to retain professional advisors including, without limitation, special legal counsel, accounting experts, or other consultants to advise the Committee, which may be the same as or different from the Company's primary legal counsel, accounting experts and other consultants as the Committee deems necessary or advisable in connection with the exercise of its powers and responsibilities as set forth in this Audit Committee Charter, all on such terms as the Committee deems necessary and advisable. The Committee may require any officer or employee of the Company or any of its subsidiaries, the Company's outside legal counsel, and the Company's external auditors to attend a meeting of the Committee or to meet with any member of, or consultant to, the Committee. The Committee chairperson, or other designee of the Committee, may also meet with the Company's investment bankers or financial analysts who follow the Company.

       The  Committee   shall  be   responsible   for  the   resolution  of  any
disagreements between the independent auditors and management regarding the Company's financial reporting.

       The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors employed by the Company for the purpose of rendering or issuing an audit report and to any special legal counsel, accounting experts or other consultants employed by the Committee.

       To further fulfill the purpose, powers and responsibilities set forth above, the Committee shall also:

       A.     Independent Auditors
              --------------------

              o Annually select and engage the Company's independent auditors retained to audit the financial statements of the Company, with such selection to be submitted to the shareholders for ratification.

              o Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

              o Review and pre-approve the plan and scope of the independent auditors' auditing services (including comfort letters), non-audit services and related fees. The Company shall disclose any non-audit services approved by the Audit Committee in the Company's periodic reports filed with the SEC.

              o Ensure that the lead audit partner and reviewing audit partner of the Company's independent auditors are rotated at least every five years.

              o Set clear hiring policies for employees or former employees of the Company's independent auditors.

              o Periodically obtain and review a report from the independent auditors regarding all relationships between the independent auditors and the Company that may impact the independent auditors' objectivity and independence, and discuss such report with the independent auditors. The Committee shall also recommend any appropriate action to the Board in response to the written report necessary to satisfy itself of the independence and objectivity of the independent auditors.

              o Periodically obtain and review reports from the independent auditors that include (i) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, their ramifications and the preferences of the independent auditors, and (ii) other material written communications between the independent auditors and management.

              o Review and approve the appointment, termination or replacement by management of a Director of Internal Auditing or, at the discretion of the Board, select and contract with outside auditors to perform the function of an internal audit department.

              o Direct the scope of the duties and activities of the Director of Internal Auditing or any outside auditors serving as internal auditors, who shall report directly to the Audit Committee.

       B.     Review
              ------

              o Periodically obtain and review reports from the independent auditors that include all critical accounting policies and practices used.

              o Review with management and the independent auditors the Company's quarterly or annual financial information including matters required to be reviewed under applicable legal, regulatory or NASDAQ requirements prior to the filing of the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, or prior to the release of earnings.

              o Discuss with financial management the Company's earnings releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance, if any, provided to analysts or rating agencies.

              o Review and discuss with management and the independent auditors the disclosures made in management's discussion and analysis of financial condition and results of operations in any of the Company's reports on Form 10-Q or Form 10-K.

              o Upon completion of any annual audit, meet separately with the independent auditors and management and review the Company's financial statements and related notes, the results of their audit, any report or opinion rendered in connection therewith, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, any significant disagreements with management concerning accounting or disclosure matters and any significant adjustment proposed by the independent auditors.

              o      Regularly  review with the Company's  independent  auditors
                     any  audit  problems  or  difficulties   and   management's
                     response.

              o      Review  and  consider  with the  independent  auditors  and management the matters required to be discussed by Statement of Auditing Standards No. 61. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate.

              o Based on the foregoing review, make recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

              o Review any disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Committee regarding significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data.

              o Review with management and the independent auditors any significant transactions that are not a normal part of the Company's operations and changes, if any, in the Company's accounting principles or their application.

              o At least annually, obtain and review a report by the independent auditors describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

              o Periodically meet and review with the Director of Internal Auditing the regular internal reports to management prepared by the internal auditing department and the progress of activities and any findings of major significance stemming from internal audits.

       C.     Financial Reporting Processes
              -----------------------------

              o Periodically discuss separately with management, the independent auditors and the internal auditors the adequacy and integrity of the Company's accounting policies and procedures and internal accounting controls, the completeness and accuracy of the Company's financial disclosure and the extent to which major recommendations made by the independent auditors or the internal auditors have been implemented or resolved.

              o Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditing department.

              o Review with the independent auditors, the internal auditing department and management the extent to which such changes have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes, as the Committee determines.

       D.     Process Improvement
              -------------------

              o Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the Director of Internal Auditing regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

              o Conduct annual evaluation with the Board regarding the performance of the Audit Committee.

              o Discuss with management and the Director of Internal Accounting policies with respect to risk assessment and risk management.

              o Regularly apprise the Board, through minutes and special presentations as necessary, of significant developments in the course of performing these duties.

       E.     Ethical and Legal Compliance
              ----------------------------

              o Establish procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls, auditing matters and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

              o Review any disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Committee regarding (i) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; and (ii) any fraud, including that which involves management or other employees who have a significant role in the Company's internal controls.

              o Investigate at its discretion any matter brought to its attention by, without limitation by enumeration, reviewing the books, records and facilities of the Company and interviewing Company officers or employees.

              o Review management's monitoring of the Company's compliance programs and evaluate whether management has review systems in place designed to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy applicable legal, regulatory or NASDAQ requirements.

              o Review with the Company's in-house or outside legal counsel any legal matter that could have a significant effect on the Company's financial statements, including the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

              o Review with management and the independent auditors the Company's policies and procedures regarding compliance with its internal policies as well as applicable laws and regulations, including without limitation with respect to maintaining books, records and accounts and a system of internal accounting controls in accordance with Section 13(b)(2) of the Securities Exchange Act of 1934.

       F.     General
              -------

              o Perform any other activities consistent with this Charter, the Company's Certificate of Incorporation and Bylaws, the rules of the NASDAQ applicable to its listed companies, and governing law as the Audit Committee or the Board deems necessary or appropriate.

VI       Review of Committee Charter

         At least annually, the Committee shall review and reassess the adequacy of this Charter. The Committee shall report the results of the review to the Board and, if necessary, make recommendations to the Board to amend this Charter.

VII      Limitations

         While the Committee has the responsibilities and powers set forth in this Charter and management and the independent auditors for the Company are accountable to the Committee, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management.

                                   Exhibit "B"

                        RUSH FINANCIAL TECHNOLOGIES, INC.

                            LONG-TERM INCENTIVE PLAN

                            SCOPE AND PURPOSE OF PLAN
                            -------------------------

Rush Financial Technologies, Inc., a Texas corporation (the "Company"), has adopted this Long-Term Incentive Plan (the "Plan") to provide for the granting of:

       (a)    Incentive Options to Employees;

       (b)    Nonstatutory Options to Employees, directors, and other persons;

       (c)    Performance Units to Employees, directors, and other persons;

       (d)    Restricted  Stock  Awards  to  Employees,   directors,  and  other
              persons;

       (e) Stock Appreciation Rights to Employees, directors, and other persons;

       (f)    Phantom Stock Awards to Employees, directors, and other persons.

The purpose of the Plan is to provide an incentive for Employees, directors, and certain consultants and advisors of the Company or its Subsidiaries to remain in the service of the Company or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company and its Subsidiaries.


SECTION 1.  DEFINITIONS

1.1 "Award" means the grant of any form of Option, Performance Unit, Reload Option, Restricted Stock Award, or Stock Appreciation Right under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

1.2 "Award Agreement" means the written document or agreement delivered to Holder evidencing the terms, conditions, and limitations of an Award that the Company granted to that Holder.

1.3    "Board of Directors" means the board of directors of the Company.

1.4 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

1.5    "Change in Control" means the occurrence of any of the following events:

       (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (x) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of
Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or

       (ii) Members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

       (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 40% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership results solely from ownership of the Company that existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

       (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

1.6    "Code" means the Internal Revenue Code of 1986, as amended.

1.7    "Committee"  means the committee or  subcommittee  appointed  pursuant to
Section 3 by the Board of Directors to administer this Plan.

1.8 "Common Stock" means the authorized common stock, par value $.01 per share, as described in the Company's Certificate of Incorporation.

1.9 "Common Stock Equivalent" means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options, convertible securities, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock or securities convertible or exchangeable into Common Stock, whether at the time the number of shares of Common Stock Equivalents are determined or within sixty days of that date and that are traded or are of the same class as securities that are traded on a national securities exchange or quoted on the NASDAQ National Market System, NASDAQ, or National Quotation Bureau Incorporated. The number of shares of Common Stock Equivalents outstanding shall equal the number of shares of Common Stock plus the number of shares of Common Stock issuable upon exercise, conversion or exchange of all other Common Stock Equivalents.

1.10   "Company" means Rush Financial Technologies, Inc., a Texas corporation.

1.11   "Date of Grant" has the meaning given it in Paragraph 4.3.

1.12   "Disability" has the meaning given it in Paragraph 11.5.

1.13   "Effective Date" means November 17, 2004.

1.14 "Eligible Individuals" means (a) Employees, (b) directors and (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Company or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction).

1.15   "Employee"   means  any  employee  of  the  Company  or  of  any  of  its
Subsidiaries, including officers and directors of the Company who are also employees of the Company or of any of its Subsidiaries.

1.16   "Exchange Act" means the Securities Exchange Act of 1934.

1.17   "Exercise Notice" has the meaning given it in Paragraph 5.5.

1.18   "Exercise Price" has the meaning given it in Paragraph 5.4.

1.19   "Fair Market Value" means, for a particular day:

       (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

       (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.19(a) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the NASDAQ National Market System (or a similar system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

       (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.19(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subparagraph 1.19(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

       (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.19(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subparagraph 1.19(b) or Subparagraph 1.19(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse and will be determined on the date in question instead of the last Business Day before the date in question. For purposes of the redemption provided for in Subparagraph 10.3(e)(vi), Fair Market Value shall have the meaning and shall be determined as provided above; provided, however, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of stock, other securities, cash or property otherwise being received by holders of shares of Stock in connection with the Restructure, and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash or property. Any such determination by the Committee shall be conclusive for all purposes.

1.20   "Holder" means an Eligible Individual to whom an Award has been granted.

1.21   "Incentive  Option"  means an  incentive  stock  option as defined  under
Section 422 of the Code and regulations thereunder.

1.22 "Incumbent Board" means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board.

1.23 "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotations, Inc.

1.24 "Non-employee Director" means a director of the Company who while a director is not an Employee.

1.25 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Option Agreement to be an option other than an Incentive Option.

1.26 "Non-Surviving Event" means an event of Restructure as described in either subparagraph (b) or (c) of Paragraph 1.36.

1.27 "Normal Retirement" means the separation of the Holder from employment with the Company and its Subsidiaries on account of retirement at any time on or after the date on which the Holder reaches age sixty.

1.28 "Option Agreement" means an Award Agreement for an Incentive Option or a Nonstatutory Option.

1.29 "Option" means either an Incentive Option or a Nonstatutory Option, or both.

1.30 "Performance Period" means a period of one or more fiscal years of the Company, beginning with the fiscal year for which Performance Units are granted and over which performance is measured, for the purpose of determining the payment value of Performance Units. A Performance Period shall not exceed ten years.

1.31 "Performance Unit" means a unit representing a contingent right to receive a specified amount of cash or shares of Stock at the end of a Performance Period.

1.32 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a limited liability company, a partnership, a trust or other entity. A Person, together with that Person's affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with that Person, shall be deemed a single "Person."

1.33 "Phantom Stock Award" means the grant or purchase, on the terms and conditions that the Committee determines, of the value of shares of Stock without the actual delivery of such Stock.

1.34 "Plan" means the Rush Financial Technologies, Inc. Long-Term Incentive Plan, as it may be amended from time to time.

1.35   "Reload Option" has the meaning given it in Paragraph 5.9.

1.36 "Restricted Stock Award" means the grant or purchase, on the terms and conditions that the Committee determines, of Stock that is nontransferable or subject to substantial risk of forfeiture until specific conditions are met.

1.37   "Restructure" means the occurrence of any one or more of the following:

       (a)    The  merger  or  consolidation  of the  Company  with any  Person, whether effected as a single transaction or a series of related transactions, with the Company remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Company, cash, or other property;

       (b) The merger or consolidation of the Company with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Company not being the continuing or surviving entity of that merger or consolidation or (ii) the Company remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Company, cash, or other property; or

       (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Company (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

1.38 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time.

1.39   "SAR Exercise Price" has the meaning given it in Paragraph 1.42.

1.40 "Section 162(m)" means Section 162(m) of the Code and the rules and regulations adopted from time to time thereunder, or any successor law or rule as it may be amended from time to time.

1.41   "Securities Act" means the Securities Act of 1933.

1.42 "Stock" means Common Stock, or any other securities that are substituted for the Stock as provided in Section 9.

1.43 "Stock Appreciation Right" means the right to receive Stock, the value of such Stock being equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or over a price specified in the related Award Agreement (the "SAR Exercise Price") that is not less than one hundred percent of the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

1.44 "Stockholder Approved Standard" means initially (a) total stockholder return (Stock price appreciation plus dividends), (b) net income, (c) earnings per share, (d) cash flow per share, (e) return on equity, (f) return on assets,
(g) revenues, (h) costs, (i) costs as a percentage of revenues, (j) increase in the market price of Stock or other securities, (k) the performance of the Company in any of the items mentioned in clauses (a) through (j) in comparison to the average performance of the companies included in the Standard & Poors' Corporation 500 Composite Stock Price Index or successor index, or (l) the performance of the Company in any of the items mentioned in clauses (a) through
(j) in comparison to the average performance of the companies used in a self-constructed peer group established before the beginning of the Performance Period; and any other performance objective approved by the stockholders of the Company in accordance with section 162(m).

1.45 "Subsidiary" means, with respect to any Person, any corporation, limited partnership, limited liability company, or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

1.46   "Total Shares" has the meaning given it in Paragraph 10.2.

1.47 "Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.


SECTION 2.  SHARES OF STOCK SUBJECT TO THE PLAN

2.1    Maximum Number of Shares.  Subject to the provisions of Paragraph 2.6 and
Section 10 of the Plan, the aggregate number of shares of Stock that the Company may have subject to outstanding Awards at one time under the Plan shall be an amount equal to (a) ten percent of the total number of shares of Common Stock Equivalents outstanding from time to time minus (b) the total number of shares of Stock subject to outstanding awards on the date of calculation under any other stock-based plan for employees or directors of the Company and its Subsidiaries.

2.2 Determination of Available Shares. In computing the total number of shares of Stock subject to outstanding Awards at one time under the Plan, the Committee shall count the number of shares of Stock subject to issuance upon exercise of outstanding Options, the number of shares of Stock equal to the number of outstanding Stock Appreciation Rights, the number of shares of Stock subject to outstanding Restricted Stock Awards to the extent such shares are subject to a risk of forfeiture under the restrictions governing such Awards, and the number of shares of Stock that equal the value of outstanding Performance Units determined in each case as of the Date of Grant of each Award (other than Awards designated to be paid only in cash). The number of shares of Stock subject to Awards under any employee stock purchase plan of the Company during any offering period of that plan shall equal the number of shares of Stock that would be issued using (a) the fair market value of the Stock on the first day of the offering period and (b) an aggregate purchase price equal to the total projected payroll deductions during the authorized period based solely on the number of participants and authorized payroll deduction amounts for those participants on the first day of the offering period.

2.3 Restoration of Unused and Surrendered Shares. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Stock, or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged against the number of available shares and shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, settlement or exchange.

2.4 Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Company, or (c) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

2.5 Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Company shall be and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.

2.6 Reduction in Outstanding Shares of Stock. Nothing in this Section 2 shall impair the right of the Company to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Stock previously issued pursuant to an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

2.7 Individual Limitations on Awards. No Person may be granted, during any one-year period, (a) Awards (other than Awards designated to be paid only in cash) with respect to more than 250,000 shares of Stock and (b) Awards designated to be paid only in cash having a value determined on the Date of Grant in excess of $2,500,000.


SECTION 3.  ADMINISTRATION OF THE PLAN

3.1 Committee. The Board of Directors shall administer the Plan with respect to all Eligible Individuals, or may delegate all or part of its duties under this Plan to the Committee or to any officer or committee of officers of the Company, subject in each case to such conditions and limitations as the Board of Directors may establish and subject to the following sentence. Unless a majority of the members of the Board of Directors determines otherwise: (a) the Committee shall be constituted in a manner that satisfies the requirements of Rule 16b-3, which Committee shall administer the Plan with respect to all Eligible Individuals who are subject to Section 16 of the Exchange Act in a manner that satisfies the requirements of Rule 16b-3; and (b) the Committee shall be constituted in a manner that satisfies the requirements of Section 162(m), which Committee shall administer the Plan with respect to "performance-based compensation" for all Eligible Individuals who are reasonably expected to be "covered employees" as those terms are defined in Section 162(m). The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors. Except for references in Paragraphs 3.1, 3.2, and 3.3 and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan for Eligible Individuals or to the appropriate delegate of the Committee of the Board of Directors.

3.2 Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused.

3.3 Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations as it may deem advisable for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation, the Bylaws of the Company, Rule 16b-3 so long as it is applicable, and Section 162(m) so long as it is applicable.

3.4 Committee's Powers. Subject to the express provisions of the Plan and any applicable law with which the Company intends the Plan to comply, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan, including without limitation to adopt and observe such procedures concerning the counting of Awards against the Plan and individual maximums as it may deem appropriate from time to time; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, Restricted Stock Awards, or Performance Units, or any combination thereof, that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate, pursuant to Section 10, the time of exercisability of any Option or Employee that has been granted or the time of vesting or settlement of any Restricted Stock Award or Performance Unit; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, subject to the second sentence of Paragraph 3.1; and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate subject in all respects to the last two sentences of Paragraph 5.13. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Paragraph 3.4 shall be final and conclusive. The Committee shall not have the power to appoint members of the Committee or to terminate, modify, or amend the Plan. Those powers are vested in the Board of Directors.

3.5 Transferability of Awards. Notwithstanding any limitation on a Holder's right to transfer an Award, the Committee may (in its sole discretion) permit a Holder to transfer an Award, or may cause the Company to grant an Award that otherwise would be granted to an Eligible Individual, in any of the following circumstances: (a) pursuant to a qualified domestic relations order, (b) to a trust established for the benefit of the Eligible Individual or one or more of the children, grandchildren, or spouse of the Eligible Individual; (c) to a limited partnership in which all the interests are held by the Eligible
Individual and that Person's children, grandchildren or spouse; or (d) to another Person in circumstances that the Committee believes will result in the Award continuing to provide an incentive for the Eligible Individual to remain in the service of the Company or its Subsidiaries and apply his or her best efforts for the benefit of the Company or its Subsidiaries. If the Committee determines to allow such transfers or issuances of Awards, any Holder or Eligible Individual desiring such transfers or issuances shall make application therefor in the manner and time that the Committee specifies and shall comply with such other requirements as the Committee may require to assure compliance with all applicable laws, including securities laws, and to assure fulfillment of the purposes of this Plan. The Committee shall not authorize any such transfer or issuance if it may not be made in compliance with all applicable federal, state and foreign securities laws. The granting of permission for such an issuance or transfer shall not obligate the Company to register the shares of Stock to be issued under the applicable Award. This section shall not apply to Incentive Options.

3.6 Limitations on Terms of Awards. Notwithstanding anything to the contrary in this Plan: (a) the exercise price per share of Stock subject to a Nonstatutory Option shall not be less than 100% of the Fair Market Value on the Date of Grant of the Option; (b) the exercise price of outstanding Options shall not be amended to reduce the exercise price; and (c) restrictions on Restricted Stock Awards granted pursuant to Section 7 of the Plan shall lapse no sooner than in three equal installments over a three-year period, subject to earlier lapses as provided in Section 10 and Section 11 of the Plan in limited circumstances; provided, however, that at any time and from time to time Awards may be outstanding that do not comply with the preceding clause (c) so long as the aggregate number of shares of Stock subject to such outstanding, noncomplying Awards does not exceed five percent of the aggregate number of shares of Stock that the Company may have subject to outstanding Awards at that time under the Plan (measured on the Date of Grant of any such non-complying Award).


SECTION 4.  ELIGIBILITY AND PARTICIPATION

4.1 Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof or in connection with the severance or retirement of Eligible Individuals.

4.2 Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Company or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares or cash amounts subject to each of the Awards and shall authorize and cause the Company to grant Awards in accordance with those determinations.

4.3 Date of Grant. The date on which an Award is granted (the "Date of Grant") shall be the date specified by the Committee as the effective date or date of grant of an Award or, if the Committee does not so specify, shall be the date effective as of which the Committee adopts the resolution approving the offer of an Award to an individual, including the specification of the number (or method of determining the number) of shares of Stock and the amount (or method of determining the amount) of cash to be subject to the Award, even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed or delivered until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution or delivery of the Award Agreement by the Company or the Holder. The Committee may invalidate an Award at any time before the Award Agreement is signed by the Holder (if signature is required) or is delivered to the Holder (if signature is not required), and such Award shall be treated as never having been granted.

4.4 Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that incorporates those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. If an Eligible
Individual  is  granted  both  one or  more  Incentive  Options  and one or more
Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

4.5 Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he or she is an Employee of the Company or a corporate Subsidiary (but not a partnership or other non-corporate Subsidiary), and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Incentive Option is granted, that person owns (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Company or a Subsidiary. Nevertheless, this Subparagraph 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

4.6 No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

SECTION 5.  TERMS AND CONDITIONS OF OPTIONS

All Options granted under the Plan shall comply with, and the related Option Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Paragraph 10.1 and Section 11; provided, however, that the Committee may authorize an Option Agreement that expressly contains terms and provisions that differ from the terms and provisions of Section 11. The Committee may also authorize an Option Agreement that contains any or all of the terms and provisions of Paragraphs 10.2 and 10.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2 or 10.3 (or any such differing term or provision) shall apply to an Option Agreement unless the Option Agreement expressly states that such term or provision applies.

5.1 Number of Shares. Each Option Agreement shall state the total number of shares of Stock to which it relates.

5.2 Vesting. Each Option Agreement shall state the time, periods or other conditions on which the right to exercise the Option or a portion thereof shall vest and the number (or method of determining the number) of shares of Stock for which the right to exercise the Option shall vest at each such time, period or satisfaction of condition.

5.3 Expiration of Options. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Option Agreement; provided that no Incentive Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Incentive Option.

5.4 Exercise Price. Each Option Agreement shall state the exercise price per share of Stock (the "Exercise Price"). The exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option. The exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the greater of (a) the par value per share of the Stock or (b) one hundred percent of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

5.5 Method of Exercise. Each Option shall be exercisable only by written, recorded electronic or other notice of exercise in the manner specified by the Committee from time to time (the "Exercise Notice") delivered to the Company or to the Person designated by the Committee during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by the Holder of the Option or by the person authorized to exercise the Option in the event of the Holder's death or disability, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised, unless provision for the payment of the Exercise Price has been made pursuant to Paragraph 5.7 or 5.8 or in another manner permitted by law and approved in advance by the Committee, and
(d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Option Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Paragraph 5.5 have been satisfied.

5.6 Incentive Option Exercises. During the Holder's lifetime, only the Holder may exercise an Incentive Option. The Holder of an Incentive Option shall immediately notify the Company in writing of any disposition of the Stock acquired pursuant to the Incentive Option that would disqualify the Incentive Option from the incentive option tax treatment afforded by Section 422 of the Code. The notice shall state the number of shares disposed of, the dates of acquisition and disposition of the shares, and the consideration received upon that disposition.

5.7 Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means (such as that specified in Paragraph 5.8) acceptable to the Committee, (b) on the Committee's prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee chooses to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date of the delivery of the Exercise Notice. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise

Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

5.8 Payment with Sale Proceeds. In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Company the Exercise Price of the Option being exercised (either as a loan to the Holder or from the proceeds of the sale of Stock issued pursuant to that exercise of the Option), and the Company shall promptly cause the exercised shares to be delivered to the brokerage firm. Such transactions shall be effected in accordance with the procedures that the Committee may establish from time to time.

5.9 Reload Provisions. Options may contain a provision pursuant to which a Holder who pays all or a portion of the Exercise Price of an Option or the tax required to be withheld pursuant to the exercise of an Option by surrendering shares of Stock shall automatically be granted an Option for the purchase of the number of shares of Stock equal to the number of shares surrendered (a "Reload Option"). The Date of Grant of the Reload Option shall be the date on which the Holder surrenders the shares of Stock in respect of which the Reload Option is granted. The Reload Option shall have an Exercise Price equal to the Fair Market Value of a share of Stock on the Date of Grant of the Reload Option and shall have a term that is no longer than the original term of the underlying Option.

5.10 Limitation on Aggregate Number of Shares That May be Issued Pursuant to Incentive Options. The maximum aggregate number of shares that may be issued pursuant to Incentive Options is no greater than an amount the value of which would be equivalent to the annual salary of the Chief Executive Officer.

5.11 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as is otherwise provided in subparagraph 10.2(a), with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Company or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Company or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted. For purposes of this Paragraph 5.10 "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Company, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Company or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

5.12 No Fractional Shares. The Company shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Company shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

5.13 Modification, Extension and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan and any applicable law, and any consent required by the last two sentences of this Paragraph 5.12, the Committee may (a) modify, extend or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, materially alter or impair any rights of the Holder or materially increase the obligations of a Holder under any Option theretofore granted hereunder to that Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Paragraph 5.12.

5.14 Other Agreement Provisions. The Option Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Option Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6.  STOCK APPRECIATION RIGHTS

All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term and condition applies to the form of Stock Appreciation Right) and also to the terms and conditions set forth in Paragraph 10.1 and Section 11; provided, however, that the Committee may authorize an Award Agreement relating to a Stock Appreciation Right that expressly contains terms and provisions that differ from the terms and provisions of Section 11. The Committee may also authorize an Award Agreement relating to a Stock Appreciation Right that contains any or all of the terms and provisions of Paragraphs 10.2 and 10.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2 or 10.3 (or any such differing term or provision) shall apply to an Award Agreement relating to a Stock Appreciation Right unless the Award Agreement expressly states that such term or provision applies.

6.1 Form of Right. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option, or (b) without relation to an Option.

6.2 Rights Related to Options. A Stock Appreciation Right granted pursuant to an Option shall entitle the Holder, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive an amount of Stock computed pursuant to Subparagraph 6.2(b). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award Agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

       (a) Exercise and Transfer. Subject to Paragraph 11.10, a Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable. To the extent that an Option has been exercised, the Stock Appreciation Rights granted in connection with that Option shall terminate.

       (b) Value of Right. Upon the exercise of a Stock Appreciation Right related to an Option, the Holder shall be entitled to receive Stock from the Company, the value of such stock being determined by multiplying:

              (i) The difference obtained by subtracting the Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

              (ii) The number of shares as to which that Stock Appreciation Right has been exercised.

6.3 Right Without Option. A Stock Appreciation Right granted without relationship to an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

       (a) Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

       (b) Vesting. Each Award Agreement shall state the time, periods or other conditions on which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time, period or satisfaction of condition.

       (c) Expiration of Rights. Each Award Agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.

       (d) Value of Right. A Stock Appreciation Right granted without relationship to an Option shall entitle the Holder, upon exercise of the Stock Appreciation Right, to receive Stock, the value of such Stock being determined by multiplying:

              (i) The difference obtained by subtracting the SAR Exercise Price from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

              (ii) The number of rights as to which the Stock Appreciation Right has been exercised.

6.4 Limitations on Rights. Notwithstanding Subparagraph 6.2(b) and Subparagraph 6.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant and be noted on the instrument evidencing the Stock Appreciation Right.

6.5 Payment of Rights. Payment of the amount determined under Subparagraph 6.2(b) or Subparagraph 6.3(d) and Paragraph 6.4 must be made solely in whole shares of Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right. If the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

6.6 Other Agreement Provisions. The Award Agreements authorized relating to Stock Appreciation Rights shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Stock Appreciation Right and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.


SECTION 7.  RESTRICTED STOCK AWARDS

All Restricted Stock Awards granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include, and be subject to the terms and conditions set forth in this Section 7 and also to the terms and conditions set forth in Paragraph 10.1 and Section 11; provided, however, that the Committee may authorize an Award Agreement relating to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions of Section 11. The Committee may also authorize an Award Agreement relating to a Restricted Stock Award that contains any or all of the terms and provisions of Paragraphs 10.2 and 10.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2 or 10.3 (or any such differing term or provision) shall apply to an Award Agreement relating to a Restricted Stock Award unless the Award Agreement expressly states that such term or provision applies.

7.1 Restrictions. All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

       (a) Transferability. The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

       (b) Conditions to Removal of Restrictions. Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, consultant, or advisor or achievement of performance objectives described in the Award Agreement.

       (c) Legend. Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

       (d) Possession. At its sole discretion, the Committee may (i) authorize issuance of a certificate for shares in the Holder's name only upon lapse of the applicable restrictions, (ii) require the Company, transfer agent or other custodian to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require the Holder of the Award to execute stock powers, endorsed or in blank, for those certificates and deliver those stock powers to the Company, transfer agent or custodian, or (iii) may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire. The Company may issue shares subject to stop-transfer restrictions or may issue such shares subject only to the restrictive legend described in Subparagraph 7.1(c).

       (e) Other Conditions. The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including, without limitation, (i) restrictions under the Securities Act or Exchange Act, (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

7.2 Expiration of Restrictions. The restrictions imposed in Paragraph 7.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Company shall promptly cause to be delivered to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions. Each Restricted Stock Award may have a different restriction period, in the discretion of the Committee. The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award. The foregoing notwithstanding, no restriction not required by law shall remain in effect for more than ten years after the date of the Award.

7.3 Changes in Accounting Rules. Notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Restricted Stock Awards shall occur that, in the sole judgment of the Board of Directors, may have a material adverse effect on the reported earnings, assets, or liabilities of the Company, the Committee shall have the right and power to modify as necessary any then outstanding Restricted Stock Awards as to which the applicable restrictions have not been satisfied.

7.4 Rights as Stockholder. Subject to the provisions of Paragraphs 7.1 and 11.14, the Committee may, in its discretion, determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

7.5 Other Agreement Provisions. The Award Agreements relating to Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.


SECTION 8.  PERFORMANCE UNITS

All Performance Units granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 8 (to the extent each term and condition applies to the form of Performance Unit) and also to the terms and conditions set forth in Paragraph 10.1 and Section 11; provided, however, that the Committee may authorize an Award Agreement related to a Performance Unit that expressly contains terms and provisions that differ from the terms and provisions of Section 11. The Committee may also authorize an Award Agreement related to a Performance Unit that contains any or all of the terms and provisions of Paragraphs 10.2 and 10.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2 or 10.3 (or any such differing term or provision) shall apply to an Award Agreement related to a Performance Unit unless the Award Agreement expressly states that such term or provision applies.

8.1 Multiple Grants. The Committee may make grants of Performance Units in such a manner that more than one Performance Period is in progress simultaneously. At or before the beginning of each Performance Period, the Committee will establish the contingent value of each Performance Unit, if any, for that Performance Period, which may vary depending on the degree to which performance objectives established by the Committee are met.

8.2 Performance Standards. At or before the beginning of each Performance Period, the Committee will (a) establish the beginning and ending dates of the Performance Period, (b) establish for that Performance Period specific performance objectives as the Committee (in its sole discretion) believes are relevant to the Company's overall business objectives, (c) determine the minimum and maximum value of a Performance Unit and the value of a Performance Unit based on the degree to which performance objectives are achieved, exceeded or not achieved, (d) determine a minimum performance level below which Performance Units will be assigned a value of zero, and a maximum performance level above which the value of Performance Units will not increase, and (e) notify each Holder of a Performance Unit for that Performance Period in writing of the established performance objectives and minimum, target, and maximum Performance Unit value for that Performance Period.

8.3 Modification of Standards. If the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be material, the Committee may modify the performance measures and objectives as it considers appropriate and equitable.

8.4 Payment. The Holder must be an Eligible Individual on the last day of the applicable Performance Period in order to receive payment of a Performance Unit. If the Holder is not an Eligible Individual on the last day of a Performance Period, the Holder will not receive payment of the Performance Unit to which the Performance Period relates. The basis for payment of Performance Units for a given Performance Period will be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period. If minimum performance is not achieved or exceeded for a Performance Period, no payment will be made and all contingent rights will cease. If minimum performance is achieved or exceeded, the value of a Performance Unit will be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment will be determined by multiplying the number of Performance Units granted at the beginning of the Performance Period by the final Performance Unit value. Payments will be made in cash or Stock as soon as administratively possible following the close of the applicable Performance Period,but in no event will payment of a Performance Unit be made later than March 15 of the year following the calendar year in which the respective Performance Period elapses.

8.5 Other Agreement Provisions. The Award Agreements, if any, authorized relating to Performance Units shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the transfer of shares thereby acquired) as the Committee may deem advisable.


SECTION 9.  PHANTOM STOCK

All Phantom Stock Awards granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include, and be subject to the terms and conditions set forth in this Section 9 and also to the terms and conditions set forth in Paragraph 10.1 and Section 11; provided, however, that the Committee may authorize an Award Agreement relating to a Phantom Stock Award that expressly contains terms and provisions that differ from the terms and provisions of Section 11. The Committee may also authorize an Award Agreement relating to a Phantom Stock Award that contains any or all of the terms and provisions of Paragraphs 10.2 and 10.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2 or 10.3 (or any such differing term or provision) shall apply to an Award Agreement relating to a Phantom Stock Award unless the Award Agreement expressly states that such term or provision applies.

9.1 Restrictions. All shares of Phantom Stock granted pursuant to the Plan shall be subject to the following conditions:

       (a) Transferability. The shares may not be sold, transferred or otherwise alienated or hypothecated.

       (b) Conditions to Redemption of Shares. Conditions to redeem the shares may include, but are not required to be limited to, continuing employment or service as a director, officer, consultant or advisor, or achievement of performance objectives described in the Award Agreement.

       (c) Other Conditions. The Committee may impose other conditions on any shares granted under Phantom Stock Awards pursuant to the Plan as it may deem advisable, including, without limitation, (i) restrictions under the Securities Act or Exchange Act, (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

9.2 Expiration of Restrictions. The restrictions imposed in Paragraph 9.1 on Phantom Stock shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Company shall promptly cause to be delivered to the Holder of the Phantom Stock Award such compensation as is determined under the terms of the applicable Award Agreement, but in no event will compensation be delivered later than March 15 of the year following the year during which the phantom stock (or a portion thereof) is no longer subject to a substantial risk of forfeiture (as defined by I.R.C. 409A(d)(4)). Each Phantom Stock Award may have a different restriction period, in the discretion of the Committee. The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Phantom Stock Award. The foregoing notwithstanding, no restriction not required by law shall remain in effect for more than ten years after the date of the Award.

9.3 Changes in Accounting Rules. Notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Phantom Stock Awards shall occur that, in the sole judgment of the Board of Directors, may have a material adverse effect on the reported earnings, assets, or liabilities of the Company, the Committee shall have the right and power to modify as necessary any then outstanding Phantom Stock Awards as to which the applicable restrictions have not been satisfied.

9.4 Rights as Stockholder. Subject to the provisions of Paragraphs 9.1 and 11.14, the Committee may, in its discretion, determine what rights, if any, the Holder shall have with respect to the Phantom Stock granted, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

9.5 Other Agreement Provisions. The Award Agreements relating to Phantom Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.


SECTION 10.  ADJUSTMENT PROVISIONS

The Committee may authorize an Award that contains any or all of the terms and provisions of this Section 10 or, with respect to Paragraphs 10.2 and 10.3, that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2 or 10.3 (or any such differing term or provision) shall apply to an Award Agreement unless the Award Agreement expressly states that such term or provision applies.

10.1 Adjustment of Awards and Authorized Stock. The terms of an Award, the number of shares of Stock authorized pursuant to Paragraph 2.1 for issuance under the Plan, and the number shares of Stock that constitute the individual limitations in Paragraph 2.7 shall be subject to adjustment, from time to time, in accordance with the following provisions:

       (a) If at any time or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then
       (i) the maximum number of shares of Stock available for the Plan and for any individual as provided in Paragraph 2.1 and Paragraph 2.7, respectively, shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

       (b) If at any time or from time to time the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan and for any individual as provided in Paragraph 2.1 and Paragraph 2.7, respectively shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

       (c)    Whenever  the  number of shares of Stock  subject  to  outstanding
       Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Paragraph 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

       (d) Adjustments under Subparagraph 10.1(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

10.2 Changes in Control. Upon the occurrence of a Change in Control, with respect only to Awards held by Participants who are employees or directors of the Company (and their permitted transferees pursuant to Paragraph 3.5) at the occurrence of the Change in Control, (a) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation Right or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"); (b) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire; and (c) the target payout opportunity attainable under the Performance Units will be deemed to have been fully earned for all Performance Periods upon the occurrence of the Change in Control and the Holder will be paid a pro rata portion of all associated targeted payout opportunities (based on the number of complete and partial calendar months elapsed as of the occurrence of the Change in Control) in cash within thirty days following the Change in Control or in Stock effective as of the Change in Control, for cash and stock-based Performance Units, respectively. If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of stock, other securities, cash or property to which that number of Total Shares would have been entitled in connection with such Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure). Nothing in this Paragraph 10.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control, nor shall the Holder forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control or because the Holder's employment is terminated for any reason following a Change in Control.

10.3 Restructure and No Change in Control. In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:

       (a)    no  Holder   of  an  Option   shall   automatically   be   granted
       corresponding Stock Appreciation Rights;

       (b)    neither  any  outstanding  Stock   Appreciation   Rights  nor  any
       outstanding Options shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructure;

       (c) the restriction period of any Restricted Stock Award shall not immediately be accelerated and the restrictions expire merely because of the occurrence of the Restructure;

       (d)    the target payout  opportunity  attainable  under the  Performance
       Units will not be deemed to have been fully earned for all Performance Periods merely because of the occurrence of the Restructure; and

       (e) at the option of the Committee, the Company may (but shall not be required to) take any one or more of the following actions:

              (i) grant each Holder of an Option corresponding Stock or Stock Appreciation Rights;

              (ii) accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Stock Appreciation Rights and Options so as to provide that those Stock Appreciation Rights and Options shall be exercisable before, upon, or after the consummation of the Restructure;

              (iii) accelerate in whole or in part the expiration of some or all of the restrictions on any Restricted Stock Award so that the Stock subject to that Restricted Stock Award shall be owned by the Holder without restriction or risk of forfeiture;

              (iv) treat the outstanding Performance Units as having fully or partially met their targets and pay, in full or in part, the targeted payout;

              (v) if the Restructure is in the form of a Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

              (vi)   redeem  in  whole  or in  part  any  one  or  more  of  the outstanding Awards (whether or not then exercisable) in consideration of a cash payment (with the exception of Stock Appreciation Rights), as such payment may be reduced for tax withholding obligations as contemplated in the section governing the particular form of Award, in an amount equal to:

                     (A) for Options , the excess of (1) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Exercise Price for that number of shares of Stock;

                     (B) for Restricted Stock Awards, the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed; and

                     (C) for Performance Units, the amount per Performance Unit as the Committee in its sole discretion may determine (which may be zero dollars).

The Company shall promptly notify each Holder of any election or action taken by the Company under this Paragraph 10.3. In the event of any election or action taken by the Company pursuant to this Paragraph 10.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Company in order for that amendment or cancellation to be implemented by the Company and the Committee. The failure of the Holder to deliver any such Award Agreement to the Company as provided in the preceding sentence shall not in any manner effect the validity or enforceability of any action taken by the Company and the Committee under this Paragraph 10.3, including, without limitation, any redemption of an Award as of the consummation of a Restructure. Any cash payment to be made by the Company pursuant to this Paragraph 10.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Company of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

10.4 Notice of Change in Control or Restructure. The Company shall attempt to keep all Holders informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Company's stockholders are informed by the Company of any such event or potential event.


SECTION 11.  ADDITIONAL PROVISIONS

11.1 Termination of Employment. Subject to the last sentence of Paragraph 10.2, if a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than Normal Retirement or that Holder's death or Disability, then the following provisions shall apply to all Awards held by that Holder that were granted because that Holder was an Employee:

       (a) If the termination is by the Holder's employer, then the following provisions shall apply: (i) if the termination is in breach of the terms and provisions of any written employment agreement between that Holder and the Holder's employer, then all Awards held by that Holder shall become immediately exercisable, all restrictions on those Awards shall immediately lapse, and the Awards shall survive the termination of employment; or (ii) if the termination is not in breach of the terms and provisions of any written employment agreement between that Holder and the Holder's employer (or if there is no existing written employment agreement between that Holder and the Holder's employer), then that portion, if any, of any and all Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by that Holder which are exercisable (or for which restrictions have lapsed) as of the date of such termination shall survive such termination.

       (b) If such termination is by the Holder, then the following provisions shall apply: (i) if the termination is in breach of the terms and provisions of any written employment agreement between that Holder and the Holder's employer or if there is no existing written employment agreement between that Holder and the Holder's employer, then any and all Awards held by that Holder, whether or not then exercisable and whether or not restrictions thereon have lapsed (except in full), shall become null and void as of the date of the termination; or (ii) if the termination is in accordance with a right of termination granted to a Holder pursuant to the terms and provisions of any written employment agreement between that Holder and his employer, then all Awards held by that Holder shall become immediately exercisable (and all restrictions thereon shall lapse) and shall survive the termination of employment.

With respect to any Option or Stock Appreciation Right that survives the termination of employment pursuant to this Paragraph 11.1, the right to exercise that Option or Stock Appreciation Right shall terminate in all cases on the 180th day following the last date of employment with the Company or its Subsidiary.

11.2 Other Loss of Eligibility. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder's death, then that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity which are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all of the Awards held by the Holder that are exercisable (or for which restrictions have lapsed) as of the date of the termination shall survive the termination.

11.3 Death. Upon the death of a Holder, then any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the Holder's death shall become null and void as of the date of death; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of death shall be exercisable by that Holder's legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) 180 days following the date of the Holder's death. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. Except as expressly provided in this Paragraph 11.3, all Awards held by a Holder shall not be exercisable after the death of that Holder.

11.4 Retirement. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Normal Retirement, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that retirement shall become null and void as of the date of retirement; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of that retirement shall survive the retirement for their original term.

11.5 Disability. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that termination for Disability shall become null and void as of the date of termination; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of that termination shall survive the termination for its original term and shall be exercisable by the Holder, his guardian, or his legal representative. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, "Disability" shall mean a physical or mental impairment of sufficient severity that, in the opinion of the Company, either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Company or its Subsidiaries and that impairment or condition is cited by the Company as the reason for termination of the Holder's employment.

11.6 Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Company, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

11.7 Transferability of Awards. In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder's lifetime only by that Holder or by that Holder's guardian or legal representative. An Award requiring exercise shall not be transferable other than by will or the laws of descent and distribution, except as permitted in accordance with Paragraph 3.5.

11.8 Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Company or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Company and stockholders of the Company other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

11.9 Delivery of Certificates of Stock. Subject to Paragraph 11.10, the Company shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Company receives an Exercise Notice and upon receipt by the Company of the Exercise Price and any tax withholding as may be requested; (b) a Stock Appreciation Right has been exercised and upon receipt by the Company of any tax withholding as may be requested; (c) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Company of any tax withholding as may be requested; and (d) performance objectives have been achieved during a Performance Period relating to a Performance Unit for Stock. The value of the shares of Stock, cash or notes transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates shall be issued with respect to each such Award and for Incentive Options and Nonstatutory Stock Options separately. The Company at all times reserves the right, at its discretion, to issue shares of stock electronically by having such shares recorded on the books of the transfer agent as uncertificated shares owned by the Holder.

11.10 Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award or Performance Unit, the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award or Performance Unit, require from the Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

11.11 Certain Directors and Officers. With respect to Holders who are directors or officers of the Company or any Subsidiary and who are subject to Section 16(b) of the Exchange Act, Awards shall contain such other terms and conditions as may be required by Rule 16b-3 unless the majority of the Board of Directors or the Holder has determined not to have the Award comply with Rule 16b-3.

11.12 Securities Act Legend. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions endorsed thereon and may not be immediately transferable:

       THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

11.13 Legend for Restrictions on Transfer. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Paragraph 11.13, such as:

       THE  SHARES OF STOCK  REPRESENTED  BY THIS  CERTIFICATE  ARE  SUBJECT  TO
       RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "RUSH FINANCIAL TECHNOLOGIES, INC. LONG-TERM INCENTIVE PLAN" AS ADOPTED BY RUSH FINANCIAL TECHNOLOGIES, INC. (THE "COMPANY") ON __________, 2004, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND [HOLDER] DATED ______________________, ____, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

11.14 Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 10. Nevertheless, dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions, and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

11.15 Furnish Information. Each Holder shall furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

11.16 Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

11.17 Adjustments to Awards. Subject to the general limitations set forth in Sections 4, 5 and 10, the Committee may make any adjustment in the exercise price of, the number of shares subject to or the terms of a Nonstatutory Option by canceling an outstanding Nonstatutory Option and regranting a Nonstatutory Option. Such adjustment shall be made by amending, substituting or regranting an outstanding Nonstatutory Option. Such amendment, substitution or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option. The Committee may not, however, impair the rights of any Holder to previously granted Nonstatutory Options without that Holder's consent. If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant.

11.18 Remedies. The Company shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

11.19 Information Confidential. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Company that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.

11.20 Consideration. No Option or Stock Appreciation Right shall be exercisable, no restriction on any Restricted Stock or Phantom Stock Award shall lapse, and no Performance Unit shall be settled in Stock with respect to a Holder unless and until the Holder shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value then the par value of the Stock subject to such Award.

11.21 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Company (or the Company's Subsidiary if the Holder is an employee of a Subsidiary of the Company), at the time of the exercise of an Award, the amount that the Committee deems necessary to satisfy the Company's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising an Award. Upon the exercise of an Award requiring tax withholding, a Holder may (a) direct the Company to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Company's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Company sufficient shares of Stock (based upon the Fair Market Value at date of exercise) to satisfy the Company's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Company to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Company, immediately upon the Committee's request, the amount of that deficiency.


SECTION 12.  DURATION AND AMENDMENT OF PLAN

12.1   Duration.  No Awards may be granted  hereunder after the date that is ten
(10) years from November 17, 2004.

12.2 Amendment. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions therefrom, the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the regulations promulgated under the Code or ERISA, or any other law, rule or regulation that may affect the Plan. The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Company or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 10 of the Plan) or to increase materially the benefits accruing to Eligible Individuals under the Plan.

SECTION 13.  GENERAL

13.1 Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Awards shall be used for general corporate purposes.

13.2 Right of the Company and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Company or any Subsidiary, or interfere in any way with the rights of the Company or any Subsidiary to terminate his or her employment at any time.

13.3 No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

13.4 Other Benefits. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Company or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Company or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

13.5 Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Company or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

13.6 Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock or other property to the Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

13.7 Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, other property or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Stock, other property or rights thereto, nor

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

shall the Plan be construed as providing for such segregation, nor shall the Company nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, other property or rights thereto to be granted under the Plan. Any liability of the Company to any Holder with respect to a grant of cash, Stock, other property or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

13.8 No Guarantee of Interests. The Board of Directors, the Committee and the Company do not guarantee the Stock of the Company from loss or depreciation.

13.9 Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company or its Subsidiaries; provided, however, the Company or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Company to enforce its right to purchase Stock under this Plan.

13.10 Company Records. Records of the Company or its Subsidiaries regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

13.11 Information. The Company and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

13.12 Company Action. Any action required of the Company shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

13.13 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange
Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code unless the Committee has determined that the Plan should not comply with such requirements. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

13.14 Notices. Whenever any notice is required or permitted hereunder other than any Exercise Notice or notice to exercise a Stock Appreciation Right, such notice must be in writing and personally delivered or sent by mail. Any such notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Company and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates. Any Exercise Notice or notice to exercise a Stock Appreciation Right shall be valid only when it is in fact received by the Company or the Person it designates in accordance with procedures that the Committee may adopt from time to time.

13.15 Waiver of Notice. Any person entitled to notice hereunder may waive such notice.

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

13.16 Successors. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees, and distributees, upon the Company, its successors, and assigns, and upon the Committee, and its successors.

13.17 Headings. The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

13.18 Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Delaware corporate law conflicts with the contract law of such state, in which event Delaware corporate law shall govern. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

13.19 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

       IN WITNESS WHEREOF, Rush Financial Technologies, Inc., acting by and through its officer hereunto duly authorized, has executed this Rush Financial Technologies, Inc. Long-Term Incentive Plan, effective as of the 17th day of November, 2004.


RUSH FINANCIAL TECHNOLOGIES, INC.



By:  /s/  D.M. Moore, Jr.
     --------------------
     D. M. Moore, Jr.
     President








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